EXHIBIT 23.1

                       INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Laboratory Corporation of America Holdings


We consent to the use of our reports incorporated herein by reference.

/s/  KPMG Peat Marwick LLP

Raleigh, North Carolina
November 5, 1997